UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

Appvion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Wisconsin Avenue P.O. Box 359 Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:  (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Appvion, Inc. (“Appvion”) has ceased to voluntarily file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934. Appvion is a 100%-owned subsidiary of Paperweight Development Corp.  Paperweight Development Corp. voluntarily files reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appvion, Inc.

Dated: March 6, 2014		/s/ Jeffrey J. Fletcher
	Name:	Jeffrey J. Fletcher
	Title:	Vice President, Controller